N-CSR Exhibit for Item 12(a)(2): SECTION 302 CERTIFICATIONS	EX-99.CERT

I, Manish Mehta, certify that:

1.	I have reviewed this report on Form N-CSR for the following fifty-four series of iShares Trust: iShares China Large-Cap ETF, iShares Core Aggressive Allocation ETF, iShares Core Conservative Allocation ETF, iShares Core Growth Allocation ETF, iShares Core Moderate Allocation ETF, iShares Core MSCI EAFE ETF, iShares Core MSCI Europe ETF, iShares Core MSCI Pacific ETF, iShares Core MSCI Total International Stock ETF, iShares Currency Hedged MSCI ACWI ETF, iShares Currency Hedged MSCI ACWI ex U.S. ETF, iShares Currency Hedged MSCI EAFE ETF, iShares Currency Hedged MSCI EAFE Small-Cap ETF, iShares Exponential Technologies ETF, iShares FactorSelect MSCI Global ETF, iShares FactorSelect MSCI International ETF, iShares FactorSelect MSCI Intl Small-Cap ETF, iShares FactorSelect MSCI USA ETF, iShares FactorSelect MSCI USA Small-Cap ETF, iShares FTSE China ETF, iShares Morningstar Multi-Asset Income ETF, iShares MSCI ACWI ETF, iShares MSCI ACWI ex U.S. ETF, iShares MSCI ACWI Low Carbon Target ETF, iShares MSCI All Country Asia ex Japan ETF, iShares MSCI All Country Asia ex Japan Small-Cap ETF, iShares MSCI All Country Asia Information Technology ETF, iShares MSCI Asia ex Japan Minimum Volatility ETF, iShares MSCI EAFE ETF, iShares MSCI EAFE Growth ETF, iShares MSCI EAFE Minimum Volatility ETF, iShares MSCI EAFE Small-Cap ETF, iShares MSCI EAFE Value ETF, iShares MSCI Europe Financials ETF, iShares MSCI Europe Minimum Volatility ETF, iShares MSCI Europe Small-Cap ETF, iShares MSCI International Developed Momentum Factor ETF, iShares MSCI International Developed Quality Factor ETF, iShares MSCI International Developed Size Factor ETF, iShares MSCI International Developed Value Factor ETF, iShares MSCI Japan Minimum Volatility ETF, iShares MSCI Kokusai ETF, iShares MSCI Qatar Capped ETF, iShares MSCI UAE Capped ETF, iShares MSCI USA Minimum Volatility ETF, iShares MSCI USA Momentum Factor ETF, iShares MSCI USA Quality Factor ETF, iShares MSCI USA Size Factor ETF, iShares MSCI USA Value Factor ETF, iShares North American Natural Resources ETF, iShares North American Tech ETF, iShares North American Tech-Multimedia Networking ETF, iShares North American Tech-Software ETF and iShares PHLX Semiconductor ETF;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Registrant as of, and for, the periods presented in this report;

4.	The Registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the Registrant and have:

(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)	Evaluated the effectiveness of the Registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)	Disclosed in this report any change in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting; and

5.	The Registrant’s other certifying officer and I have disclosed to the Registrant’s auditors and the audit committee of the Registrant’s Board of Trustees (or persons performing the equivalent functions):

(a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Registrant’s ability to record, process, summarize and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant’s internal control over financial reporting.

Date:	September 24, 2015	/s/ Manish Mehta	President (Principal Executive Officer)
		Manish Mehta [Signature]	[Title]

N-CSR Exhibit for Item 12(a)(2): SECTION 302 CERTIFICATIONS	EX-99.CERT

I, Jack Gee, certify that:

1.	I have reviewed this report on Form N-CSR for the following fifty-four series of iShares Trust: iShares China Large-Cap ETF, iShares Core Aggressive Allocation ETF, iShares Core Conservative Allocation ETF, iShares Core Growth Allocation ETF, iShares Core Moderate Allocation ETF, iShares Core MSCI EAFE ETF, iShares Core MSCI Europe ETF, iShares Core MSCI Pacific ETF, iShares Core MSCI Total International Stock ETF, iShares Currency Hedged MSCI ACWI ETF, iShares Currency Hedged MSCI ACWI ex U.S. ETF, iShares Currency Hedged MSCI EAFE ETF, iShares Currency Hedged MSCI EAFE Small-Cap ETF, iShares Exponential Technologies ETF, iShares FactorSelect MSCI Global ETF, iShares FactorSelect MSCI International ETF, iShares FactorSelect MSCI Intl Small-Cap ETF, iShares FactorSelect MSCI USA ETF, iShares FactorSelect MSCI USA Small-Cap ETF, iShares FTSE China ETF, iShares Morningstar Multi-Asset Income ETF, iShares MSCI ACWI ETF, iShares MSCI ACWI ex U.S. ETF, iShares MSCI ACWI Low Carbon Target ETF, iShares MSCI All Country Asia ex Japan ETF, iShares MSCI All Country Asia ex Japan Small-Cap ETF, iShares MSCI All Country Asia Information Technology ETF, iShares MSCI Asia ex Japan Minimum Volatility ETF, iShares MSCI EAFE ETF, iShares MSCI EAFE Growth ETF, iShares MSCI EAFE Minimum Volatility ETF, iShares MSCI EAFE Small-Cap ETF, iShares MSCI EAFE Value ETF, iShares MSCI Europe Financials ETF, iShares MSCI Europe Minimum Volatility ETF, iShares MSCI Europe Small-Cap ETF, iShares MSCI International Developed Momentum Factor ETF, iShares MSCI International Developed Quality Factor ETF, iShares MSCI International Developed Size Factor ETF, iShares MSCI International Developed Value Factor ETF, iShares MSCI Japan Minimum Volatility ETF, iShares MSCI Kokusai ETF, iShares MSCI Qatar Capped ETF, iShares MSCI UAE Capped ETF, iShares MSCI USA Minimum Volatility ETF, iShares MSCI USA Momentum Factor ETF, iShares MSCI USA Quality Factor ETF, iShares MSCI USA Size Factor ETF, iShares MSCI USA Value Factor ETF, iShares North American Natural Resources ETF, iShares North American Tech ETF, iShares North American Tech-Multimedia Networking ETF, iShares North American Tech-Software ETF and iShares PHLX Semiconductor ETF;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Registrant as of, and for, the periods presented in this report;

4.	The Registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the Registrant and have:

(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)	Evaluated the effectiveness of the Registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)	Disclosed in this report any change in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting; and

5.	The Registrant’s other certifying officer and I have disclosed to the Registrant’s auditors and the audit committee of the Registrant’s Board of Trustees (or persons performing the equivalent functions):

(a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Registrant’s ability to record, process, summarize and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant’s internal control over financial reporting.

Date:	September 24, 2015	/s/ Jack Gee	Treasurer and Chief Financial Officer (Principal Financial Officer)
		Jack Gee [Signature]	[Title]